U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 12, 2005

AMB PROPERTY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-14245	94-3285362

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Pier 1, Bay 1, San Francisco, California 94111

(Address of principal executive offices) (Zip code)

415-394-9000

(Registrants’ telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

This amendment is being filed to amend our Current Report on Form 8-K filed on July 12, 2005 in order to correct an error on page 6 of the supplemental analyst package contained in our Current Report on Form 8-K filed on July 12, 2005. In the corrected page of our supplemental analyst package included in this amendment, we report (in thousands) that for the three and six months ended June 30, 2005, our share of unconsolidated joint ventures’ net operating income was $7,217 and $11,855, respectively, not $1,776 and $6,414, respectively, as originally reported in our Current Report on Form 8-K filed on July 12, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits:

Exhibit
Number	Description
99.1	Page 6 of the AMB Property Corporation Supplemental Analyst Package for Second Quarter 2005 Earnings Conference Call July 13, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P. (Registrant)

	By:	AMB Property Corporation,
its General Partner

Date: July 14, 2005	By:	/s/ Tamra Browne

Tamra Browne
Senior Vice President, General Counsel and Secretary

Exhibits

Exhibit
Number	Description
99.1	Page 6 of the AMB Property Corporation Supplemental Analyst Package for Second Quarter 2005 Earnings Conference Call July 13, 2005